TELZUIT TECHNOLOGIES, LLC.,

                          TELZUIT TECHNOLOGIES, INC.,

                MICHAEL J. VOSCH, JAMES P. TOLAN, AND DON SPROAT,

                                       AND

                              TAYLOR MADISON CORP.

                                       AND

                                 CHRIS PHILLIPS,
                 AS AUTHORIZED REPRESENTATIVE FOR THE PURCHASERS



                            SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT, dated as of May 6, 2005 (this "Agreement"), is entered into among Telzuit Technologies, LLC, a Florida limited liability company, with an office located at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819 (the "Telzuit LLC"), Telzuit Technologies, Inc., a Florida corporation, with an office located at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819 (the "Telzuit Inc"), Michael J. Vosch, James P. Tolan, and Don Sproat, each an individual with an office located at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819 (collectively, the "Founders"), Taylor Madison Corp., a Florida corporation maintaining its business address at 2875 NE 191st Street, Suite PH2, Aventura, Florida 33180 ("Taylor Madison"), and Chris Phillips, as authorized representative for each of the persons listed on Exhibit "A" attached hereto that purchased 10% Convertible Promissory Debentures issued by Taylor Madison (each a "Purchaser" and collectively the "Purchasers").

                             BACKGROUND INFORMATION
                             ----------------------

       Prior to the Closing Date, Telzuit LLC transferred substantially all of its assets to Telzuit Inc. (the "Asset Transfer"), pursuant to that certain Asset Purchase Agreement of even date herewith, by and between Telzuit LLC and Telzuit Inc. Telzuit, LLC owns 26,492,667 shares of Telzuit Inc (the "Telzuit Shares"), which represents 100% of the issued and outstanding capital stock of Telzuit Inc. Telzuit LLC desires to exchange, on the terms and subject to the conditions set forth in this Agreement, all of the Telzuit Shares for 2,207,723 shares of a newly created class of preferred stock of Taylor Madison (the "Share Exchange"). The preferred shares shall convert into shares of Taylor common stock on a 12 for 1 basis and shall have 12 for 1 voting rights.
Contemporaneous with the Share Exchange, the Purchasers are acquiring from Taylor Madison 10% Convertible Promissory Debentures, with an aggregate principal amount of up to $1,000,000 (the "Debentures"), and Class A warrants for the purchase of an aggregate of up to 1,250,000 shares of Taylor Madison's Common Stock, par value $.001 per share (the "Class A Warrants"), in each case issued by Taylor Madison. The Purchasers are purchasing the Debenture and Warrants in reliance on the representations, warranties and agreements of Telzuit LLC, Telzuit Inc., and the Founders contained herein, and in reliance on the representations, warranties and agreements of Taylor Madison contained herein.

                              OPERATIVE PROVISIONS
                              --------------------

     In consideration of the mutual agreements contained herein, the parties agree as follows:

                                    ARTICLE 1
                                    ---------

                                   DEFINITIONS
                                   -----------

     1.     Definitions.  For the purpose of this Agreement, terms not otherwise
            -----------
defined  in  the  text  of  this  Agreement shall have the meanings specified in
Section  11.  below.

                                    ARTICLE 2

                                    ---------
                      PURCHASE OF SECURITIES; CONSIDERATION
                      -------------------------------------

     2.1     Exchange  of  Securities.  Subject  to the terms and conditions set
             ------------------------
forth herein, effective as of the Closing Date (as defined in Section 6. below), Taylor Madison shall issue to Telzuit LLC 2,207,723 shares of preferred stock in exchange for all of Telzuit LLC's right, title and interest in and to the Telzuit Shares. At the Closing referred to in Section 6. below, (a) Telzuit LLC shall sell and deliver to Taylor Madison good, valid and marketable title to the Telzuit Shares, free and clear of all liabilities, obligations, claims, liens and encumbrances, by delivering to Taylor Madison one or more stock certificates representing the Telzuit Shares, duly endorsed in blank or accompanied by one or more stock powers duly endorsed in blank, in form for transfer satisfactory to Taylor Madison, and (b) Taylor Madison shall issue to Telzuit LLC 2,207,723 shares of its preferred stock.

                                    ARTICLE 3
                                    ---------

                    REGISTRATION; ADDITIONAL PENALTY WARRANTS
                    -----------------------------------------

     3.1.     Registration.  On or before the day forty-five days after the date
              ------------
of this Agreement, Taylor Madison intends on completing an offering of its Series A Convertible Preferred Stock and Class B Warrants pursuant to the terms of the Confidential Term Sheet attached hereto as Exhibit "B" (the "Series A Preferred Financing"). In accordance with Article 3 of the Debentures, upon closing on the Series A Preferred Financing (the "Series A Closing"), the Indebtedness (as defined in the Debentures) will automatically convert into either, (a) Common Stock of Taylor Madison, or (b) Series A Convertible Preferred Stock and Series B Warrants (as referred to in the Term Sheet). Taylor Madison hereby agrees to file, at its sole cost and expense, a registration statement on Form SB-2 (or an alternative available form if Taylor Madison is not eligible to file a Form SB-2) no later than thirty (30) days after the Series A Closing, registering (w) all Common Stock issued to the Purchasers upon conversion of the Debentures, (x) all Series A Convertible Preferred Stock and the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, (y) all Series A Warrants held by the Purchasers and the shares of Common Stock issuable on exercise of such Series A Warrants, and
(z) all Series B Warrants held by the Purchasers and the shares of Common Stock issuable on exercise of such Series B Warrants (collectively, the "Registerable Securities"). In addition, the Purchasers shall have the right to enter into any registration rights agreements, investor rights agreements, or shareholders agreements entered into by the purchasers of the Series A Convertible Preferred Stock at the Series A Closing.

     3.2     Additional  Class  A Warrants.  Taylor Madison hereby agrees to use
             -----------------------------
its best efforts to have the Registration Statement declared effective within one hundred twenty (120) days after the Series A Closing. If Taylor Madison closes on the Series A Preferred Financing, and Taylor Madison's registration statement is not declared effective within one hundred twenty (120) days after the date of the Series A Closing, (a) for the initial thirty (30) day period beginning one hundred twenty (120) days after the Series A Closing, Taylor Madison shall issue to the each Purchaser, as liquidated damages, additional Class A Warrants equal to two percent (2.0%) of either (i) the number of shares of Common Stock issued to the Purchaser upon conversion of the Debentures into Common Stock at the Series A Closing , or (ii) in the event the Purchaser elects to convert the Debentures into Series A Preferred Stock, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock issued to Purchaser upon conversion of the Debentures, and (b) for each subsequent 30-day period, Taylor Madison shall issue to each Purchaser, as liquidated damages, additional Class A Warrants equal to one percent (1.0%) of either (i) the number of shares of Common Stock issued to the Purchaser upon conversion of the Debentures into Common Stock at the Series A Closing , or (ii) in the event the Purchaser elects to convert the Debentures into Series a Preferred Stock, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock issued to Purchaser upon conversion of the Debentures; provided, however, in no event shall the maximum number of Class A Warrants issued pursuant to this Section 3.2 exceed ten percent (10.0%) of the Common Stock or Common Stock issuable upon conversion of the Series A Preferred Stock, as applicable, issued at the Series A Closing.

     3.3     Delayed  Series A Closing.  If Taylor Madison does not complete the
             -------------------------
Series A Closing on or before the day forty-five days after the date of this Agreement, Taylor Madison hereby agrees to file, at its sole cost and expense, a registration statement on Form SB-2 (or an alternative available form if Taylor Madison is not eligible to file a Form SB-2) no later than thirty (30) days after such date (the "Warrant Filing Date"), registering all Series A Warrants held by the Purchasers and the shares of Common Stock issuable on exercise of such Series A Warrants. If Taylor Madison does not file such registration statement under this Section 3.3 by the Warrant Filing Date, or if such registration statement is not declared effective within ninety (90) days of the Warrant Filing Date, then Taylor Madison shall issue to the each Purchaser additional Class A Warrants equal to twenty five percent (25.0%) of the number of shares of Common Stock issuable to the Purchaser upon conversion of the Debentures.

                                    ARTICLE 4
                                    ---------

               REPRESENTATIONS AND WARRANTIES AS TO SHARE EXCHANGE
               ---------------------------------------------------

     4.     Representations  and  Warranties.  Except as otherwise expressly set
            --------------------------------
forth on the schedules attached to this Agreement, Telzuit LLC, Telzuit Inc., Taylor Madison and Founders, jointly and severally, represent and warrant to each Purchaser that, as of the date hereof, and the Closing Date:

     4.1     Organization,  Powers,  Good  Standing,  and  Subsidiaries.
             ----------------------------------------------------------

     (a)     Organization  and  Powers.  Telzuit  Inc.  is  a  corporation  duly
             -------------------------
organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite power and authority, to own and operate its Assets, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement, and to carry out the transactions contemplated hereby and thereby.

     (b)     Good Standing.  Telzuit Inc. is in good standing wherever necessary
             -------------
to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has not had and reasonably could not be expected to have a Material Adverse Effect.

     (c)     Subsidiaries.  As  of  the  Closing  Date,  Telzuit  Inc.  has  no
             ------------
Subsidiaries.

     (d)     Capitalization.
             --------------

          (i) Immediately before the Closing, the authorized capital stock of the Telzuit Inc. consists of 100,000,000 shares of Common Stock, of which 26,492,667 shares are issued and outstanding, and no shares are reserved for issuance upon the conversion, exchange, or exercise of any share of capital stock or other security of Telzuit Inc.

          (ii) Telzuit LLC has good and marketable title to the Telzuit Shares, free and clear of all liens, claims, encumbrances and restrictions, legal or equitable, of every kind, except for certain restrictions on transfer imposed by federal and state securities laws. Telzuit LLC has full and unrestricted legal right, power and authority to sell, assign and transfer the Telzuit Shares to Taylor Madison without obtaining the consent or approval of any other person or governmental authority, and the delivery of such shares to Taylor Madison pursuant to this Agreement will transfer valid title thereto, free and clear of all liens, encumbrances, claims and restrictions of every kind, except for certain restrictions on transferability imposed by federal and state securities laws. The execution of this Agreement and the consummation of the transactions contemplated hereby will not constitute a default under any provision of any agreement by which Telzuit LLC or Telzuit Inc. is bound.

          (iii) All issued and outstanding shares of common stock of Telzuit Inc. have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable federal and state searches laws. The Telzuit Shares have been duly and validly reserved for issuance. The transfer of the Telzuit Shares are not and will not be subject to any preemptive rights or rights of first refusal.

     4.2     Authorization  of  Financing,  etc.
             -----------------------------------

     (a)     Authorization  of  Financing.  The  execution,  delivery,  and
             ----------------------------
performance of this Agreement and the other Transaction Documents by Telzuit LLC, Telzuit Inc., and the Founders, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action by Telzuit LLC, Telzuit Inc., and the Founders, as applicable.

     (b)     No  Conflict.  The  execution, delivery, and performance by Telzuit
             ------------
Inc., Telzuit LLC and the Founders of this Agreement or any Transaction Document to which it is a party, and in each case, the consummation of the transactions contemplated hereby and thereby, will not (i) violate the articles of incorporation or by-laws of Telzuit Inc., (ii) violate the articles of organization or operating agreement of Telzuit LLC, (iii) violate any order, judgment, or decree of any court or other governmental agency binding on Telzuit Inc. or Telzuit LLC or any Assets of Telzuit Inc. or Telzuit LLC except for violations which, individually or in the aggregate, reasonably could not be expected to have a Material Adverse Effect, (iv) violate any provision of law or statute applicable to Telzuit Inc. or Telzuit LLC except for violations which, individually or in the aggregate, reasonably could not be expected to have a Material Adverse Effect, (v) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Telzuit Inc. or Telzuit LLC or pursuant to which any of its Assets are bound, other than conflicts, breaches, and defaults as to which waivers have been obtained on or prior to the Closing Date or as to which there is no Material Adverse Effect, (vi) result in or require the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of Telzuit Inc.'s Assets or Telzuit LLC's Assets, except as contemplated herein, or (vii) require any approval or consent of any Person under any Contractual Obligation of Telzuit Inc. or Telzuit LLC, except for such approvals or consents as have been or will be obtained on or before the Closing Date or which, if not obtained will not have a Material Adverse Effect.

     (c)     Governmental Consents.  The execution, delivery, and performance by
             ---------------------
Telzuit Inc. and Telzuit LLC of the Transaction Documents to which it is a party, the transfer of the Telzuit Shares, and, in each case, the consummation of the transactions contemplated hereby and thereby, do not and will not require any registration or filing with, consent or approval of, or notice to, or other action relating to, with or by, any Governmental Authority except for filings, registrations, consents, approvals, notices, and actions that have been or will be obtained or taken on or before the Closing Date or which, if not made or obtained will not have a Material Adverse Effect.

     (d)     Due  Execution  and Delivery; Binding Obligations.  The Transaction
             -------------------------------------------------
Documents to which it is a party have been duly executed and delivered by Telzuit Inc. and Telzuit LLC. Each of this Agreement and the other Transaction Documents to which Telzuit Inc. or Telzuit LLC is a party is the legally valid and binding obligation of Telzuit Inc. and Telzuit LLC, as applicable enforceable against Telzuit Inc. and Telzuit LLC, as applicable, in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies, whether considered in a proceeding at law or in equity.

     4.3     Financial  Condition.
             --------------------

     (a)     Attached  hereto as Schedule 4.3(a)(i) is the audited balance sheet
                                 ------------------
of Telzuit LLC and its Subsidiary as at December 31, 2004, (including the notes thereto, the "Balance Sheet"), and the related unaudited consolidated statements of income, changes in stockholders' equity and cash flow for the twelve (12) month period then ended. Such financial statements and notes are true, complete and accurate and fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of Taylor Madison as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP, subject, in the case of interim financial statements, to normal recurring year end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the Balance Sheet).

     (b) Since the date of the Balance Sheet, other than the Asset Transfer and the issuance of the 10% Convertible Debentures to Edwin and James McGusty as disclosed on Schedule 4.13 below, there has been no material adverse change in the business, operations, properties, prospects, assets or condition of Telzuit LLC and Telzuit Inc., taken as a whole, and no event has occurred or circumstance exists that may result in such a material adverse change.

     (c) Telzuit LLC and Telzuit Inc. have no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Balance Sheet and current liabilities incurred in the ordinary course of business since the respective dates thereof and liabilities for legal fees and costs associated with this transaction.

     4.4     No  Stock  Payments.  Since the dated of the Balance Sheet, Telzuit
             -------------------
Inc. and Telzuit LLC has not, directly or indirectly, declared, ordered, paid, or made any Distribution.

     4.5     Title to Properties; Liens.  Upon completion of the Asset Transfer,
             --------------------------
all Assets owned by Telzuit LLC or reflected on the Balance Sheet were transferred to Telzuit Inc. Telzuit Inc. has good and valid record title to its real property owned in fee and a valid leasehold interest to its leased real property, if any, and valid title to or beneficial ownership of all its other Assets reflected in the Balance Sheet referred to in Section 4.3 hereof, except
                                                      -----------
for (a) Assets acquired or disposed of prior to the Closing Date in the ordinary course of business, and (b) Permitted Encumbrances. All such Assets are free and clear of Liens other than Permitted Encumbrances. Telzuit Inc. has quiet enjoyment under all leases to which its is a lessee in the State of Florida and all of such leases are valid and enforceable in accordance with their terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally, and no monetary or other material default exists under any of them that reasonably could be expected to have a Material Adverse Effect.

     4.6     Litigation;  Adverse  Facts.  Except  as  set forth on Schedule 4.6
             ---------------------------
attached hereto, there is no (a) action, suit, proceeding, or arbitration at law or in equity or before or by any Governmental Authority or arbitrator pending, or to the knowledge of Telzuit Inc. after reasonable investigation, threatened against or affecting Telzuit Inc., or any Asset of Telzuit Inc. that reasonably could, individually or in the aggregate, be expected to result in a Material Adverse Effect, or (b) judgment, decree, injunction, or order of any Governmental Body or arbitrator against Telzuit Inc. or Telzuit LLC with respect to which any one of them is in default and where such default reasonably could be expected to result in a Material Adverse Effect.

     4.7     Payment  of  Taxes.  Except  to the extent permitted by Section 8.3
             ------------------                                      -----------
hereof, (a) all tax returns and reports of Telzuit Inc. and Telzuit LLC required to be filed by it have been duly and timely filed, and (b) all taxes, assessments, fees, and other governmental charges upon Telzuit Inc. or Telzuit LLC, or upon each of its Assets, income, and franchises that are due and payable have been paid when due and payable. There is no actual or, proposed tax assessment against Telzuit Inc. or Telzuit LLC that, in any of the foregoing cases, has had or reasonably could be expected to have a Material Adverse Effect.

     4.8     Performance.  Neither Telzuit Inc. not Telzuit LLC is in default in
             -----------
the performance, observance, or fulfillment of any of the material obligations, covenants, or conditions contained in any of its Contractual Obligations and no condition exists that, with the giving of due notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, have not had and reasonably could not be expected to have a Material Adverse Effect.

     4.9     Governmental  Regulation.  Telzuit Inc. is not a "holding company,"
             ------------------------
or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," as such terms are defined in the Public Utility Holding
Company Act of 1935; nor is it an "investment company," or an "affiliated company" or a "principal underwriter" of an "investment company," as such terms are defined in the Investment Company Act of 1940.

     4.10     Employee Benefit Plans.  Telzuit LLC and Telzuit Inc., and each of
              ----------------------
Telzuit LLC and Telzuit Inc.'s ERISA Affiliates, are in compliance in all material respects with ERISA and the provisions of the Code applicable to employee benefit plans and the regulations and published interpretations thereunder, except to the extent such noncompliance reasonably could not be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, reasonably could be expected to result in a Material Adverse Effect.

     4.11     Certain  Fees.  No  broker's or finder's fee or commission will be
              -------------
payable by Telzuit LLC or Telzuit Inc. with respect to the Share Exchange or any of the other transactions contemplated hereby or thereby except fees due to Midtown Partners & Co., LLC.

     4.12     Disclosure.  No representation or warranty of Telzuit LLC, Telzuit
              ----------
Inc. or the Founders to any Purchaser contained in this Agreement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made.

     4.13     Debt  Instruments.  SCHEDULE  4.13  attached  hereto  contains  a
              -----------------   --------------
complete list of all loan agreements, promissory notes, letters of credit, security agreements, or other financing documents (other than trade accounts payable) to which Telzuit Inc. or Telzuit LLC is a party as the debtor, account party, guarantor, or co-borrower, as the case may be, or by which Telzuit Inc., Telzuit LLC or any Assets (including equipment subject to any equipment lease) Telzuit Inc. or Telzuit LLC, is bound.

     4.14     Representations  Under  Certain  Documents.  Each  of  the
              ------------------------------------------
representations and warranties made by Telzuit Inc. or Telzuit LLC in any of the Transaction Documents was true and correct in all material respects when made and continues to be true and correct in all material respects on the Closing Date, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date occurring prior to the Closing Date, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by the Transaction Documents.

     4.15     Relationships  with  Related  Persons.  Neither  Telzuit  Inc.  or
              -------------------------------------
Telzuit LLC nor any Affiliate of Telzuit Inc. or Telzuit LLC is or owns (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with Telzuit Inc. or Telzuit LLC or (ii) engaged in a business competing with Telzuit Inc. or Telzuit LLC in any market presently or proposed to be served by Telzuit Inc. or Telzuit LLC, nor does Telzuit Inc. or Telzuit LLC have knowledge of any transaction that is on terms less favorable to Telzuit Inc. or Telzuit LLC than are obtainable in an arms-length transaction with a Person that is not an Affiliate. No Affiliate of Telzuit Inc. or Telzuit LLC is a party to any contract, agreement, arrangement, or understanding with, or has any claim or right against, Telzuit Inc. or Telzuit LLC.

     4.16     Material  Contracts.  Neither Telzuit Inc. nor Telzuit LLC has any
              -------------------
Contractual Obligations, including but not limited to any distribution agreements, financing agreements, and real property leases, except those listed and described in SCHEDULE 4.16. , all of which were made in the usual and
                    ---------------
ordinary course of business. Both Telzuit Inc. and Telzuit LLC have delivered correct and complete copies of all of the Contractual Obligations that are in written form, and SCHEDULE 4.16. contains a correct and complete description of
                   --------------
any Contractual Obligations that are not in written form. Telzuit Inc. and Telzuit LLC has fulfilled, or taken all action necessary to enable it to fulfill when due, all material obligations under the Contractual Obligations. There has not occurred any material breach or default, or any event which with the lapse of time or the election of any person, or both, will become a material breach or default, under any Contractual Obligation.

                                    ARTICLE 5
                                    ---------

          REPRESENTATIONS AND WARRANTIES REGARDING SECURITIES ISSUANCE
          ------------------------------------------------------------

     5.     Representations  and  Warranties.  Except as otherwise expressly set
            --------------------------------
forth on the schedules attached to this Agreement, Telzuit LLC, and Taylor Madison, jointly and severally, represent and warrant to each Purchaser that, as of the date hereof, and the Closing Date:

     5.1     Organization,  Powers,  Good  Standing,  and  Subsidiaries.
             ----------------------------------------------------------

     (a)     Organization  and  Powers.  Taylor  Madison  is  a corporation duly
             -------------------------
organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite power and authority, to own and operate its Assets, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement, to issue the Debentures, to enter into the Transaction Documents, and to carry out the transactions contemplated hereby and thereby.

     (b)     Good  Standing.  Taylor  Madison  is  in  good  standing  wherever
             --------------
necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has not had and reasonably could not be expected to have a Material Adverse Effect.

     (c)     Capitalization.
             --------------

          (i) Immediately before the Closing, the authorized capital stock of Taylor Madison consists of 50,000,000 shares of Common Stock, of which 29,475,405 shares are issued and outstanding, and no shares (other than the shares to be issued upon conversion of the Debentures and the Class A Warrants (the "Conversion Shares")) are reserved for issuance upon the conversion, exchange, or exercise of any share of capital stock or other security of Taylor Madison.

          (ii) There are no outstanding options, warrants, rights (including conversion or preemptive rights, anti-dilution rights, and rights of first refusal), proxy or stockholder agreements, or other agreements of any kind (whether oral or written, contingent, or otherwise) relating to the issuance, conversion, registration, voting, sale, or transfer of any shares of capital stock or other securities of Taylor Madison or obligating Taylor Madison or any other person or entity to purchase or redeem any such capital stock or other securities.

          (iii) All issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable federal and state searches laws. The Conversion Shares have been duly and validly reserved for issuance. The Debentures and Warrants when issued in compliance with the provisions of this Agreement and the Conversion Shares, when issued upon conversion of the Debentures or Warrants, as applicable, will have been duly authorized and validly issued, will be fully paid and nonassessable, will have been issued in compliance with all applicable laws concerning the issuance of securities, and will be free and clear of any encumbrance or Lien. The issuance and sale of the Notes, Warrants, and Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal.

     5.2     Authorization  of  Financing,  etc.
             -----------------------------------

     (a)     Authorization  of  Financing.  The  execution,  delivery,  and
             ----------------------------
performance of this Agreement and the other Transaction Documents to which it is a party, the issuance and delivery of the Debentures and Warrants, and Conversion Shares, upon the exercise of the Warrants or conversion of the Debentures, as applicable, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action by Taylor Madison.

     (b)     No  Conflict.  The  execution,  delivery, and performance by Taylor
             ------------
Madison of this Agreement or any Transaction Document to which it is a party, the issuance, delivery, and payment of the Debentures, and the issuance and delivery of the Warrants, and in each case, the consummation of the transactions contemplated hereby and thereby, will not (i) violate the articles of incorporation or by-laws of Taylor Madison, (ii) violate any order, judgment, or decree of any court or other governmental agency binding on Taylor Madison or any Assets of Taylor Madison except for violations which, individually or in the aggregate, reasonably could not be expected to have a Material Adverse Effect,
(iii) violate any provision of law or statute applicable to Taylor Madison except for violations which, individually or in the aggregate, reasonably could not be expected to have a Material Adverse Effect, (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Taylor Madison or pursuant to which any of its Assets are bound, other than conflicts, breaches, and defaults as to which waivers have been obtained on or prior to the Closing Date or as to which there is no Material Adverse Effect, (v) result in or require the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of Taylor Madison's Assets, except as contemplated herein, or (vi) require any approval or consent of any Person under any Contractual Obligation of Taylor Madison, except for such approvals or consents as have been or will be obtained on or before the Closing Date or which, if not obtained will not have a Material Adverse Effect.

     (c)     Governmental Consents.  The execution, delivery, and performance by
             ---------------------
Taylor Madison of the Transaction Documents to which it is a party, the issuance, delivery, and payment of the Debentures, and, in each case, the consummation of the transactions contemplated hereby and thereby, do not and will not require any registration or filing with, consent or approval of, or notice to, or other action relating to, with or by, any Governmental Authority except for filings, registrations, consents, approvals, notices, and actions that have been or will be obtained or taken on or before the Closing Date or which, if not made or obtained will not have a Material Adverse Effect.

     (d)     Due Execution and Delivery; Binding Obligations.  The  Transaction
             ----------------------------------------------------
Documents to which it is a party have been duly executed and delivered by Taylor Madison. Each of this Agreement and the other Transaction Documents to which Taylor Madison is a party is the legally valid and binding obligation of Taylor Madison, enforceable against Taylor Madison in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies, whether considered in a proceeding at law or in equity.

     5.3     Representations  Under  Certain  Documents.  Each  of  the
             ------------------------------------------
representations and warranties made by Taylor Madison in any of the Transaction Documents was true and correct in all material respects when made and continues to be true and correct in all material respects on the Closing Date, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date occurring prior to the Closing Date, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by the Transaction Documents.

                                    ARTICLE 6
                                    ---------

                                     CLOSING
                                     -------

     6.     Closing  Date.  The  Share Exchange and the purchase and delivery of
            -------------
the Debentures and Warrants shall take place in Tampa, Florida, at a closing (the "Closing") on May 3, 2005 (the "Closing Date"). At the Closing, (a) Telzuit LLC shall deliver the Telzuit Shares to Taylor Madison, and (b) Taylor Madison shall deliver to Telzuit, LLC the preferred shares and (c) Taylor Madison shall deliver to the Purchasers the Debentures and the Warrants, against payment of the purchase price therefor, by wire transfer of immediately available funds to such bank as Taylor Madison shall designate in writing.

                                    ARTICLE 7
                                    ---------

                              CONDITIONS TO CLOSING
                              ---------------------

     7.     Conditions  for  Closing.  The obligation of Purchasers, to purchase
            ------------------------
and pay for the Debentures and Warrants as of the Closing Date is subject to the satisfaction, prior to or at the Closing, of the following conditions (and Telzuit Inc. and Taylor Madison shall use their best efforts to satisfy each such condition):

     7.1     Intentionally  Omitted

     7.2     Representations  and  Warranties;  No Default.  The representations
             ---------------------------------------------
and warranties of each of Telzuit LLC, Telzuit Inc, the Founders, and Taylor Madison contained in this Agreement shall be true, in all material respects, when made and on the Closing Date, except as affected by the consummation of the subject transactions and there shall exist on the Closing Date and after giving effect to such transactions, no Event of Default or Default. Telzuit LLC, Telzuit Inc, and Taylor Madison shall have delivered to Purchasers an Officer's Certificate, dated the Closing Date, to all such effects.

     7.3     Purchase  Permitted by Applicable Laws.  The Share Exchange and the
             --------------------------------------
purchase and payment for the Debentures and Warrants by the Purchasers, shall not be prohibited by any applicable law or governmental regulation and shall not subject any Purchaser to any tax, penalty, liability, or other onerous condition under or pursuant to any applicable law or governmental regulation.

     7.4     Compliance  with Securities Laws.  The offering, issuance, and sale
             --------------------------------
of the Debentures and the Warrants under this Agreement shall have complied with all applicable requirements of federal and state securities laws, and the Purchasers shall have received evidence of such compliance in form and substance satisfactory to it.

     7.5     Issuance  of  Debentures  and  Warrants.  Concurrently  with  the
             ---------------------------------------
Closing, Taylor Madison shall have issued to Purchasers the Debentures and Warrants in accordance with the provisions hereof.

     7.6     Certified Documents.  Taylor Madison shall have delivered, or shall
             -------------------
have caused to be delivered, to Purchasers copies of the following documents, duly certified, or the following certificates, as applicable:

     (a) Resolutions of the Board of Directors of Taylor Madison, Telzuit Inc, and Telzuit LLC authorizing (i) the execution, delivery, and performance of the Transaction Documents to which it is a party, (ii) the consummation of the transactions contemplated by the Transaction Documents to which it is a party, and (iii) all other actions to be taken by Telzuit Inc., Telzuit LLC, and Taylor Madison in connection with the Transaction Documents to which it is a party;

     (b) Certificates, signed by the Secretary or an Assistant Secretary of each of Telzuit Inc., Telzuit LLC, and Taylor Madison, dated as of the Closing Date, as to (i) the incumbency, and containing the specimen signature or signatures, of the Person or Persons authorized to execute the Transaction Documents to which Telzuit Inc., Telzuit LLC, and Taylor Madison is a party on behalf of Telzuit Inc., Telzuit LLC, and Taylor Madison, together with evidence of the incumbency of such Secretary or Assistant Secretary, and (ii) the authenticity of each of Telzuit Inc., Telzuit LLC, and Taylor Madison's articles of incorporation and by-laws; and

     (c) A certificate of status or good standing of each of Telzuit Inc., Telzuit LLC, and Taylor Madison from the Secretary of State of Florida.

     7.7     Use  of  Financing.  Purchasers  shall  have  received  evidence
             ------------------
satisfactory to them that the proceeds of the sale of the Debentures are being used and applied in accordance with the provisions of Section 8.7 hereof.
                                                             -----------

     7.8     Due  Diligence.  Purchasers  shall have completed its financial and
             --------------
legal due diligence with respect to Telzuit Inc., Telzuit LLC, and Taylor Madison, the results of all of which shall be satisfactory to Purchasers.

     7.9     Asset  Transfer.  Telzuit LLC and Telzuit Inc. shall have completed
             ---------------
the  Asset  Transfer.

     7.10     Share  Exchange.  Taylor  Madison and  Telzuit  LLC.  Shall  have
              ---------------
completed the  Share  Exchange.

                                    ARTICLE 8
                                    ---------

                              AFFIRMATIVE COVENANTS
                              ---------------------

     8.     Affirmative  Covenants.  Taylor  Madison  covenants and agrees that,
            ----------------------
from and after the date of this Agreement, through the Closing, and thereafter until payment in full of all of the Debentures, it will perform or will cause to be performed, all of the covenants in this Section 8.
                                                   ----------

     8.1     Financial  Statements  and  Other  Reports.  Taylor  Madison  will
             ------------------------------------------
maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Taylor Madison will deliver to each Purchaser and to any Transferee (in each case, so long as it continues to hold a Debenture):

     (a) as soon as practicable, but in any event within 30 days after the end of each month in each Fiscal Year of Taylor Madison and its Subsidiaries, if any, unaudited monthly consolidated and consolidating financial statements of Taylor Madison for such month prepared in accordance with GAAP, and setting forth, in comparative form, the Consolidated figures for the comparable corresponding month of the previous Fiscal Year together with a certification by the principal financial or accounting officer of Taylor Madison that the information contained in such financial statements fairly presents the financial condition of Taylor Madison as of the date thereof (subject to year-end adjustments);

     (b) as soon as practicable and in any event within 45 days after the end of (i) each of the first three Fiscal Quarters in each Fiscal Year, consolidated balance sheets of Taylor Madison as at the end of such period and for the year-to-date and the related consolidated and consolidating statements of income and cash flows of Taylor Madison and its Subsidiaries, if any, for such Fiscal Quarter and for the year-to-date and setting forth, in comparative form, the Consolidated figures for the comparable corresponding Fiscal Quarter of the previous Fiscal Year; and (ii) the first three Fiscal Quarters in each Fiscal Year, and for the period from the beginning of then current Fiscal Year to the end of such Fiscal Quarter, a comparison setting forth the corresponding figures from the budgeted or projected figures set forth in the Projections described in Section 8.1(g) below for such period, all in reasonable detail and
              --------------
being prepared in accordance with GAAP, together with a certification by the chief financial or accounting officer of Taylor Madison that the information contained in such financial statements fairly presents the financial position of Taylor Madison and its Subsidiaries as of the date thereof (subject to year-end adjustments).

     (c) as soon as available and in any event within 120 days after the end of each Fiscal Year, a copy of unaudited financial statements for such year for Taylor Madison and its Subsidiaries, if any, including therein a consolidated balance sheet of Taylor Madison and its Subsidiaries, if any, as of the end of such Fiscal Year, a consolidated statement of income and a consolidated statement of cash flows of Taylor Madison and its Subsidiaries for such Fiscal Year, setting forth in each case (i) in comparative form the corresponding figures for the preceding Fiscal Year, and (ii) in comparative form the corresponding projected figures for such Fiscal Year as set forth in the Projections covering such Fiscal Year previously delivered to Purchasers, all in reasonable detail and being prepared in accordance with GAAP, together with a certification by the chief financial or accounting officer of Taylor Madison that the information contained in such financial statements fairly presents the financial position of Taylor Madison and its Subsidiaries as of the date thereof (subject to year-end adjustments).

     (d) promptly, but in no event later than 5 business days, upon any officer of Taylor Madison obtaining actual knowledge, written notice: (i) of any condition or event that constitutes an Event of Default or Default or that any holder of a Debenture has given any notice or taken any other action with respect to a claimed Default or Event of Default under this Agreement, (ii) of any Person that has given any notice to such Taylor Madison or taken any other action with respect to a claimed default or event or condition of the type referred  to  in  Section  8.1(b)  which  could reasonably be expected to have a
                  ---------------
Material Adverse Effect, or (iii) any pending or threatened condemnation proceedings by any Governmental Authority affecting any Properties or Assets of such Taylor Madison, the condemnation of which reasonably could be expected to have a Material Adverse Effect;

     (e) as soon as they are available, but in any event within 60 days prior to the beginning of each Fiscal Year, Projections for such Fiscal Year. Such Projections shall be in form and substance consistent with Parent's past practices and shall be certified by the chief financial or accounting officer of Parent as being such officer's good faith estimate of the financial performance of Parent and its Subsidiaries during such period; and

     (f) with reasonable promptness, such other information and data with respect to any Taylor Madison as from time to time may be reasonably requested by the Purchasers, including information regarding the business, assets, financial condition, income or prospects of such Taylor Madison.

     8.2     Corporate  Existence,  etc.  Taylor  Madison  will  at  all  times
             ---------------------------
preserve and keep in full force and effect its corporate existence and rights material to the business of Taylor Madison and each of its Subsidiaries.

     8.3     Payment  of  Taxes;  Tax  Consolidation.
             ---------------------------------------

     (a) Taylor Madison and each of it Subsidiaries will duly and timely file all tax returns and reports required to be filed in compliance with all applicable laws, regulations, rules, and procedures and pay all taxes, assessments, and other governmental charges imposed upon Taylor Madison or any of its Subsidiaries, or any of the Assets of Taylor Madison or any of its Subsidiaries or in respect of any franchises, business, income, or Assets of Taylor Madison or any of its Subsidiaries before any material penalty or interest in a material amount accrues thereon; provided, however, that no such
                                                 --------  -------
tax, assessment, or other charge need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

     (b) Taylor Madison will not file or consent to the filing of any consolidated income tax return with any Person (other than Taylor Madison and its Subsidiaries, if any).

     8.4     Maintenance of Properties; Insurance.  Taylor Madison will maintain
             ------------------------------------
or cause to be maintained in good repair, working order, and condition all material Assets used or useful in the business of Taylor Madison or any of its Subsidiaries and from time to time, to the extent determined by Taylor Madison in good faith to be necessary or appropriate, will make or cause to be made all appropriate repairs, renewals, and replacement thereof, ordinary wear and tear excepted. Taylor Madison will maintain or cause to be maintained, with reputable insurers, insurance with respect to its Assets and business against loss or damage of the kinds, and of such types and in such amounts, as shall be reasonably determined from time to time by Taylor Madison on a basis not inconsistent with the customary practices of entities of established reputation engaged in the same or similar businesses and similarly situated.

     8.5     Inspection.  Taylor  Madison  shall  permit  any  authorized
             ----------
representatives designated in writing by Purchasers to visit and inspect any of the Assets of Taylor Madison or any of its Subsidiaries, including its financial and accounting records, and to make copies and take extracts therefrom, and to discuss its affairs, finances, and accounts with its officers and independent and certified public accountants, all upon reasonable prior written notice and at such reasonable times during business hours as often as may be reasonably requested.

     8.6     Compliance with Laws, etc.  Taylor Madison  shall  comply,  in  all
             -------------------------
material respects, with all applicable laws, rules, regulations, and orders, and Taylor Madison shall duly observe in all material respects, all valid requirements of applicable Governmental Authorities and all applicable statutes, rules, and regulations, including all applicable statutes, rules and regulations relating to public and employee health and safety except where failure so to comply or observe reasonably could not be expected to have a Material Adverse Effect.

     8.7     Proceeds  of  Financing.  The  proceeds of the issuance and sale of
             -----------------------
the  Debentures  shall  be  used  by  Taylor  Madison  for  working  capital.

                                    ARTICLE 9
                                    ---------

                               NEGATIVE COVENANTS
                               ------------------

     9.     Negative  Covenants.  Taylor  Madison covenants and agrees with each
            -------------------
Holder that, from and after the date of this Agreement, through the Closing, and thereafter until payment in full of all of the Debentures, that it shall not, without either (i) approval by the Holders representing no-less than 66 % of the outstanding principal of the Debentures, or (ii) if the Holders representing no-less than 66 % of the outstanding principal of the Debentures appoint, in writing, an authorized representative (the "Debenture Holders' Representative"), approval by the Debenture Holders' Authorized Representative:

          (a) issue shares of equity securities, debt securities possessing rights, preferences, privileges and limitations similar to equity securities or are otherwise linked to equity securities, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of equity securities of the Taylor Madison or any of its Subsidiaries (other than the issuance of Series A Preferred Stock in connection with the Series A Preferred Financing);

          (b) make, or permit any Subsidiary to make, any loan or advance to any person, including, without limitation, any employee or director of Taylor Madison or any Subsidiary, except advances and similar expenditures in the ordinary course of business;

          (c) directly or indirectly, create, incur, assume, agree to provide, or permit to exist any Lien, or file, execute, or agree to the execution of any financing statement, on or with respect to any Asset of Taylor Madison, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Encumbrances;

          (d) create any Subsidiary or issue any ownership interest therein to any third party;

          (e) make, or permit any Subsidiary to make, any loan or advance to, or own any stock or other securities of, any Subsidiary or other corporation, partnership, or other entity unless it is wholly owned by Taylor Madison;

          (f) make, or permit any Subsidiary to make, any cash Investment or Investment through the direct or indirect holding of securities or otherwise;

          (g) guarantee, directly or indirectly, or permit any Subsidiary to guarantee, directly or indirectly, any Indebtedness except for trade accounts of Taylor Madison or any Subsidiary arising in the ordinary course of business;

          (h) directly or indirectly, declare, order, pay, make, or set apart any sum for any distribution or dividend payment;

          (i) acquire or sell, or permit any Subsidiary to acquire or sell, any tangible or intangible assets having a GAAP book-value greater than $25,000;

          (j) enter into, or permit any Subsidiary to enter into, any joint venture, partnership, scheme, profit sharing arrangement, or franchising agreement;

          (k) make, or permit any Subsidiary to make, any capital expenditure that (i) individually exceeds $25,000;

          (l) otherwise enter into or be a party to (or permit any Subsidiary to do any of the foregoing) any transaction with any director, officer, or employee of Taylor Madison or any Affiliate of any such person, except for transactions contemplated by this Agreement and the Transaction Documents;

          (m) hire, terminate, or change the compensation of the senior officers or strategic advisors of Taylor Madison or its Subsidiaries, including approving any employees compensation and incentive programs;

          (n) change the principal business of Taylor Madison or any Subsidiary, enter new lines of business, or exit the current line of business;

          (o) sell, transfer, license, pledge, or encumber material technology or intellectual property of Taylor Madison or any Subsidiary;

          (p) commence or settle, or permit any Subsidiary to commence or settle, any litigation, arbitration, or other legal proceeding relating to any claim or assessment in excess of $25,000;

          (q) appoint and remove Taylor Madison's independent public accountants;

          (r) enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) or convey, sell, lease, transfer, or otherwise dispose of, in one transaction or a series of related transactions, any significant Assets, directly or through the sale of capital Stock, whether now owned or hereafter acquired, or agree to or effect any Asset acquisition or Stock acquisition.

                                   ARTICLE 10
                                   ----------

                           EVENTS OF DEFAULT; REMEDIES
                           ---------------------------

     10.     Events  of  Default.
             -------------------

     10.1     Default; Acceleration.  If any of the following events shall occur
              ---------------------
and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

     (a) Taylor Madison, (i) fails to pay any installment of principal of any Debenture when due, whether at stated maturity, by acceleration, by virtue of a required prepayment, or otherwise, (ii) fails to pay any interest on any of the Debentures within five (5) days of the date when due, or (iii) fails to pay any other amount due under this Agreement on the date within (10) days after notice of such failure to pay is sent to Taylor Madison;

     (b) (i) Taylor Madison or any Subsidiary of Taylor Madison defaults in any payment of principal of, or interest on, any other obligation for money borrowed or credit received or in respect of any Capitalized Leases, beyond any period of grace provided with respect thereto, or (ii) Taylor Madison or any Subsidiary of Taylor Madison defaults in the performance or observance of any other agreement, term, or condition contained in any agreement under which any such obligation of the type described in clause (i) above is created (or if any other event of default thereunder or under any such agreement shall occur and be continuing) and, as a result thereof, the holder of such Indebtedness has caused such Indebtedness to become due prior to its stated maturity, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings, and Taylor Madison or any Subsidiary of Taylor Madison maintains reasonable reserves on their books therefor; or

     (c) any representation or warranty made to any Purchaser by or on behalf of Taylor Madison or any Subsidiary of Taylor Madison in this Agreement or in any writing or instrument furnished in compliance with this Agreement or otherwise furnished in connection with the transactions contemplated by this Agreement shall be false or misleading when made or deemed made, in any material respect;

     (d) Taylor Madison or any Subsidiary of Taylor Madison defaults in the performance or observance of any agreement, term, or condition contained in this Agreement (other than one described in clause (a) or (b) above) and any such
                                           ----------    ---
default shall not have been remedied within 20 days after the earlier of (y) the date on which written notice thereof was received by Taylor Madison (regardless of the source of such notice), or (z) actual knowledge thereof by Taylor Madison or any Subsidiary of Taylor Madison;

     (e) Taylor Madison or any Subsidiary of Taylor Madison (i) generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily liquidates, dissolves, or ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; (iv) makes an assignment for the benefit of creditors; or (v) takes any affirmative action to effectuate or authorize any of the foregoing (other than the discussion of the advisability or inadvisability of authorizing the foregoing);

     (f) (i) any involuntary Insolvency Proceeding is commenced or filed against Taylor Madison or any Subsidiary of Taylor Madison, or any writ, judgment, warrant of attachment, execution, or similar process, is issued or levied against a substantial part of Assets of Taylor Madison Subsidiary of Taylor Madison and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution, or similar process shall not be released, vacated, or fully bonded within 60 days after commencement, filing, or levy; (ii) Taylor Madison or any Subsidiary of Taylor Madison admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; (iii) Taylor Madison acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its Assets or business; (iv) Taylor Madison or any Subsidiary of Taylor
Madison shall have an order for relief entered with respect to it or shall consent to the entry of an order for relief in an involuntary case commenced under any Bankruptcy Law, or shall consent to the conversion of an involuntary case to a voluntary case under any such law; or (v) Taylor Madison or any Subsidiary of Taylor Madison shall consent to the appointment of or taking possession by a receiver, trustee, or other custodian for all or a substantial part of its or their Assets; or

     (g) any money judgment, writ, or warrant of attachment, or similar process involving an amount in excess of $25,000 in any individual case or in excess of $50,000 in the aggregate (exclusive of any portion which is covered by insurance and with respect to which the insurer has not disputed coverage) shall be entered or filed against Taylor Madison or any Subsidiary of Taylor Madison, or any of its Assets and shall remain undischarged, unvacated, unbonded, or unstayed for a period of 30 days or in any event later than 5 days prior to the date of any proposed sale thereunder;

then, and in any such case (x) upon the occurrence of any Event of Default described in subsection (f) or (g) of this Section 10.1, the unpaid principal
               ---------------    ---         ------------
amount of and accrued interest on the Debentures automatically shall become due and payable, and (y) upon the occurrence and during the continuance of any other Event of Default under Section 10.1, the Purchasers, may, at their option and in addition to any right, power, or remedy permitted by law or in equity, by 5 days prior written notice to Taylor Madison, declare all of the Debentures to be, and all of such Debentures shall thereupon be and become, forthwith due and payable together with interest accrued thereon, without presentment, demand, protest, or other notice of any kind, all of which are hereby waived by Taylor Madison.

     10.2     Rescission  of  Acceleration.  In  the  event  a  declaration  of
              ----------------------------
acceleration in respect of the Debentures because of an Event of Default specified in Section 10.1(b) shall have occurred and be continuing, such
               ----------------
declaration of acceleration automatically shall be annulled if the Indebtedness that is subject of such Event of Default has been discharged, cured, waived, paid in full, or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge, cure, waiver, payment, or rescission, as the case may be, shall have been given to Taylor Madison by the holders of such Indebtedness or a Representative of such holders, and no other Default or Event of Default has occurred that has not been cured or waived during such period. No rescission or annulment referred to above shall affect any subsequent Default or any right, power, or remedy arising out of such subsequent Default or Event of Default.

     10.3     Other  Remedies.  If  any  Default or Event of Default shall occur
              ---------------
and be continuing, the holder of any Debenture may proceed to protect and enforce its rights under this Agreement and such Debenture by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon a Purchaser or any other holder of any Debenture is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

                                   ARTICLE 11
                                   ----------

                           DEFINITIONS; CONSTRUCTIONS
                           --------------------------

     11.     Definitions;  Construction.
             --------------------------

     11.1     Definitions.  For  the  purpose  of  this Agreement, the following
              -----------
terms  shall  have  the  meanings  specified  with  respect  thereto  below:

     "Affiliate"  means,  when  used with respect to a specified Person, another
      ----------
Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. No Purchaser shall, however, be deemed to be an Affiliate of Taylor Madison or any of its Affiliates.

     "Agreement"  has  the  meaning  set  forth  in  the  preamble  hereto.
      ----------

     "Asset"  means any interest in any kind of property or asset, whether real,
      ------
personal,  or  mixed,  and  whether  tangible  or  intangible.

     "Bankruptcy  Code"  means  the  Bankruptcy  Reform Act of 1978, as codified
      -----------------
under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as the same may be in effect from time to time.

     "Business Day" means any day other than a Saturday, Sunday, or any day that
      --------------
either is a legal holiday under the laws of the State of Florida or is a day on which banking institutions located in such State are authorized or required by law or other governmental action to close.

     "Capitalized  Lease" means a lease under which Taylor Madison or any of its
      -------------------
Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of such lessee or obligor in accordance with GAAP.

     "Code"  means  the  Internal Revenue Code of 1986, or any successor statute
      -----
thereto,  as  the  same  may  be  amended  from  time  to  time.

     "Commission" means the United States Securities and Exchange Commission and
      -----------
any successor  federal  agency  having  similar  powers.

     "Common  Stock"  means  a  share  of  common  stock  of  a Person that is a
      --------------
corporation.

     "Consolidated"  or "consolidated" means, with reference to any term defined
      -------------      -------------
herein, that term as applied to the accounts of an parent company and its Subsidiaries, consolidated in accordance with GAAP.

     "Contractual  Obligation"  as applied to any Person, means any provision of
      ------------------------
any material security issued by that Person or of any material indenture, loan agreement, credit agreement, lease, mortgage, deed of trust, contract, undertaking, agreement, or other material instrument to which that Person is a party or by which it or any material amount of its Assets is bound or to which it or any material amount of its Assets is subject.

     "Control"  means  the  possession,  directly or indirectly, of the power to
      ------
direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" has meanings correlative thereto.

     "Default"  means  any  of  the  events  specified  in  Section  10  hereof,
      --------                                              -----------
irrespective of whether any requirement for the giving of notice or the lapse of time has been satisfied in connection with such event.

     "Distribution"  means,  with  respect to any Person, (a) the declaration or
      -------------
payment of any dividend on or in respect of any shares of any class of capital Stock of such Person, other than dividends payable solely in shares of common stock, (b) the purchase, redemption, or other retirement of any shares of any class of capital Stock of such Person, directly or indirectly, (c) the return of capital by such Person to its shareholders or other interest holders, or (d) any other distribution on or in respect of any shares of any class of capital Stock of such Person.

     "ERISA"  means  the Employee Retirement Income Security Act of 1974, or any
      ------
successor statute, together with the regulations thereunder, as the same may be amended from time to time.

     "Exchange  Act"  means the Securities Exchange Act of 1934, as amended, and
      --------------
any  successor  statute.

     "Financial Officer" of any corporation means  the  chief financial officer,
      -------------------
principal  accounting  officer,  treasurer,  or  controller of such corporation.

     "Fiscal Quarter" means each calendar quarter ending September 30, December
      ----------------
31 and  March  31.

     "Fiscal Year" means the fiscal year for the twelve month period ending June
      ------------
30.

     "GAAP"  means  generally  accepted  accounting principles as in effect from
      -----
time  to  time  in  the  United  States  of  America.

     "Governmental Authority" means any federal, state, local, or foreign court
      ------------------------
or governmental  agency,  authority,  instrumentality  or  regulatory  body.

     "Governmental Body" means any federal, state, local or foreign Governmental
      ------------------
Authority or regulatory body, any subdivision, agency, commission or authority thereof or any quasi-governmental or private body exercising any governmental regulatory authority thereunder and any Person directly or indirectly owned by and subject to the control of any of the foregoing, or any court, arbitrator or other judicial or quasi-judicial tribunal.

     "Indebtedness" means, as applied to any Person, all obligations, contingent
      -------------
and otherwise, that in accordance with GAAP should be classified upon such Person's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether so classified: (a) all debt and similar monetary obligations, whether direct or indirect, (b) all liabilities secured by any mortgage, pledge, security interest, Lien, charge, or other encumbrance existing on property owned or acquired subject thereto, irrespective of whether the liability secured thereby shall have been assumed,
(c) all guarantees, endorsements, and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, (d) the obligation to reimburse the issuer in respect of any letter of credit, and (e) the obligations under an Interest Rate Agreement.

     "Insolvency  Proceeding"  means  (a) any case, action, or proceeding before
      -----------------------
any court or other Governmental Authority having jurisdiction over the applicable Person or its Assets relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of Assets for creditors, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case whether undertaken under U.S. federal (including the Bankruptcy
Code),  state,  or  foreign  law.

     "Interest  Rate  Agreement"  means  any  interest  rate protection or hedge
      --------------------------
agreement, including any interest rate future, option, swap, and cap agreements.

     "Investment"  as  applied  to  any  Person,  means  any  direct or indirect
      -----------
purchase or other acquisition by that Person of, or a beneficial interest in, Stock, or other securities of any other Person, or any direct or indirect loan or advance (other than loans or advances to employees for moving and travel expenses, drawing accounts, and similar expenditures in the ordinary course of business), or capital contribution by that Person to any other Person, including all accounts receivable from that other Person that are not current assets and did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs, or write-offs with respect to such Investments.

     "Lien"  means  any  mortgage,  deed  of  trust,  pledge, security interest,
      -----
charge, encumbrance, lien, easement, or exception of any kind (including any conditional sale or other title retention agreement and any agreement to give any security interest).

     "Material  Adverse Effect" means a material adverse effect on the condition
      -------------------------
(financial or otherwise), business, prospects, results of operations, or Assets of such Person, taken as a whole.

     "Maturity  Date"  has  the  meaning  set  forth  in  Section 1.1(a) hereof.
      ---------------                                     --------------

     "Multiemployer  Plan"  means  a "multiemployer plan" (as defined in Section
      --------------------
4001(a)(3) in ERISA) maintained or contributed to for employees of such Person or any ERISA Affiliate.

     "Operating  Lease"  means  any  lease  (other  than  a Capitalized Lease) .
      -----------------

     "Permitted  Encumbrances"  means  the  following  types  of  Liens:
      ------------------------

     (a) Liens for taxes, assessments, or governmental charges or claims the payment of which is not at the time required by Section 8.3 hereof;

     (b) Statutory Liens of landlords and depository institutions and Liens of carriers, warehousemen, mechanics, materialmen, and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith by appropriate proceedings diligently pursued; provided, however, that Parent shall have made such reserve or other provisions therefor as may be required by GAAP;

     (C) Liens (other than any Liens imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts or permits, performance and return-of-money bonds, and other similar obligations (exclusive of obligations for the payment of borrowed money);

     (d) Easements, rights-of-way, zoning, and similar restrictions and other encumbrances affecting real property that do not in any case materially interfere with the ordinary conduct of the business of such Person, taken as a whole;

     (e) Leases, subleases, or licenses not otherwise prohibited by this Agreement, granted to others not interfering in any material respect with the business of such Person;

     (f) Liens arising from filing UCC financing statements regarding Operating Leases;

     (g) Any interest or title of a lessor under any lease permitted by this Agreement (including any Lien granted by such lessor on the Asset of such lessor) under which such Person is lessee;

     (h) Any attachment or judgment Lien not constituting an Event of Default under Section 10.1(h) hereof;
                ----------------

     (i) Liens in the nature of the subordination of the leasehold interest of such Person in any real property to a mortgage or comparable Lien upon such real property;

     (j) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, or warranty requirements;

     (k)     Liens securing Indebtedness permitted under Section 9.1 hereof,
                                                         -----------
subject to  any  and  all  limitations  set  forth  in  such  Section  9.1;  and
                                                              ------------

     "Person"  means  and  includes  natural  persons,  corporations,  limited
      -------
liability companies, limited partnerships, general partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and Governmental Authorities and political subdivisions thereof.

     "Projections"  means  Parent's  forecasted consolidated (a) balance sheets,
      ------------
(b) statements of income, and (c) cash flow statements, all prepared on a basis consistent with its historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     "Purchaser"  and "Purchasers" have the respective meanings set forth in the
      ----------       -----------
preamble  hereto.

     "Representative" means the agent, trustee, or other appointed
      ---------------
representative of a  holder  of  Indebtedness.

     "Sale/Leaseback"  has  the  meaning  set  forth  in  Section  9.6  hereof.
      ---------------                                     ------------

     "Securities  Act"  means  the  Securities  Act of 1933, as amended, and any
      ----------------
successor  statute.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as
     ------------------------
amended and  any  successor  statute.

     "Series  A  Convertible  Preferred  Financing"  means  the  offering by the
      --------------------------------------------
Corporation of Series A Preferred Stock and Series B Warrants pursuant to the terms of the Confidential Term Sheet attached hereto as Exhibit "B".

     "Stock"  means all shares, options, warrants, interests, participations, or
      ------
other equivalents (regardless of how designated) of or in a corporation, a limited liability company, or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, common membership interests, preferred membership interests, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Commission under the Exchange Act).

     "Subsidiary"  means  any  corporation,  association,  partnership,  limited
      -----------
liability company, or other business entity of which more than 50% of the total voting power of shares of Stock entitled to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "Transaction  Documents"  means  this  Agreement,  the  Warrant,  and  the
      -----------------------
Debentures.

     "Transfer"  means  the  sale,  pledge, assignment, or other transfer of the
      ---------
Debentures, in whole or in part, and of the rights of the holder thereof with respect thereto and under this Agreement.

     11.2     Accounting  Principles
              ----------------------

     Where the character or amount of any Asset or liability or item of income or expense is required to be determined or any consolidation, combination, or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

     11.3     Construction.
              ------------

     Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision in this Agreement. Paragraph, section, subsection, clause, exhibit, and schedule references are to this Agreement unless otherwise specified. Any reference herein to this Agreement or the other Transaction Documents includes any and all alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

                                   ARTICLE 12
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

12.     Miscellaneous.
        -------------

     12.1     Notices:  All  notices  or  other  communications  required  or
              -------
permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified mail, or sent by overnight delivery service to the applicable address appearing in the preamble to this Agreement, or to such other address as either party may have designated by like notice forwarded to the other party hereto. All notices shall be deemed given when postmarked (if mailed), when delivered to an overnight delivery service or, if hand delivered, when delivered to the recipient.

     12.2     Binding Agreements; Non-Assignability:  Each of the provisions and
              -------------------------------------
agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, heirs, devisees and successors of the respective parties hereto; but none of the rights or obligations attaching to either party hereunder shall be assignable.

     12.3     Entire  Agreement:  This  Agreement,  and  the  other  documents
              -----------------
referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each party.

     12.4     Severability:  Every provision of this Agreement is intended to be
              ------------
severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

     9.5     Headings:  The  headings  of  this  Agreement  are  inserted  for
             --------
convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.

     12.6     Application  of  Florida  Law;  Venue:  This  Agreement,  and  the
              -------------------------------------
application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida. Venue for any legal action which may be brought hereunder shall be deemed to lie in Hillsborough County, Florida.

     12.7     Counterparts:  This  Agreement  may  be  executed in any number of
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12.8     Legal Fees and Costs:  If a legal action is initiated by any party
              --------------------
to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or his, her or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party(ies).

     12.9     Jurisdiction:  The parties agree that, irrespective of any wording
              ------------
that might be construed to be in conflict with this paragraph, this agreement is one for performance in Florida. The parties to this agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court's taking jurisdiction of any dispute between them. By entering into this agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in a Florida court.

     IN WITNESS WHEREOF, the parties have executed this Share Exchange Agreement as of the day and year first above written.



                            [Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                        TELZUIT  TECHNOLOGIES,  LLC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                        TELZUIT  TECHNOLOGIES,  INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------


                                        FOUNDERS


                                        ----------------------------------------
                                        James  Tolan,  an  individual


                                        ----------------------------------------
                                        Michael J. Vosch, an individual


                                        ----------------------------------------
                                        Don Sproat, an individual


                                        TAYLOR  MADISON  CORP.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------


                                        ----------------------------------------
                                        Chris  Phillips,  as  authorized
                                        representative  for  the  Purchasers